EXHIBIT 23.1


        CONSENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT


         As independent public accountants, we hereby consent to the use of our report dated February 23, 1999 related to financial statements of The Vintage Bank and to all references to our Firm in the Form S-8 registration statement of North Bay Bancorp.

                                     /s/ Arthur Andersen LLP

San Francisco, California
December 21, 1999

                                      -14-